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                                                                  Exhibit 99.2

                                 REVOCABLE PROXY

                            THE JACKSON SAVINGS BANK
                         SPECIAL MEETING OF SHAREHOLDERS


                               November 19, 1998


                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF THE JACKSON SAVINGS BANK


         The undersigned hereby appoints Richard H. Billman and Sarah P. Mutzig, or any one of them, with full powers of substitution and resubstitution, to act as proxy or proxies for the undersigned, to vote all common shares of The Jackson Savings Bank ("Jackson") which the undersigned is entitled to vote at the special meeting of shareholders (the "Jackson Special Meeting"), to be held in the Potter Room of the Jackson City Library, Jackson, Ohio on November 19, 1998 at 4:00 p.m., and at any and all adjournments thereof, as follows:


1. Proposal to adopt the Agreement and Plan of Reorganization, dated as of April 8,1998, by and between Ohio Valley Banc Corp. ("OVBC") and Jackson (the "Agreement"). Pursuant to the terms of the Agreement, (i) Ohio Valley Interim Savings Bank ("Interim Bank"), a wholly-owned subsidiary of OVBC formed exclusively for the purposes of this transaction, will be merged with and into Jackson and Jackson will be the surviving entity of the merger and will become a wholly-owned subsidiary of OVBC (the "Merger") and (ii) upon the date that the Merger becomes effective (the "Effective Time"), each of the outstanding common shares of Jackson will be canceled and extinguished in consideration and exchange for a number of OVBC common shares equal to the quotient of $163.09, divided by the mathematical average of the closing bid and asked prices of the OVBC common shares on the Nasdaq National Market for a period of 20 trading days ending five trading days before the Effective Time.



             FOR                    AGAINST                ABSTAIN
             [  ]                     [  ]                   [  ]


2. In their discretion, upon such other matters as may properly come before the Jackson Special Meeting.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE AGREEMENT. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ADOPTION OF THE AGREEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE JACKSON SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE JACKSON SPECIAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE JACKSON SPECIAL MEETING.


         If the undersigned attends and elects to vote at the Jackson Special Meeting or at any adjournment thereof and after notification to the Secretary of Jackson at the Jackson Special Meeting of the shareholder's decision to terminate this proxy, then the powers of the proxies shall be deemed terminated and of no further force and effect.




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         The undersigned acknowledges receipt from Jackson prior to the execution of this proxy of Notice of the Special Meeting and a Proxy Statement/Prospectus dated October 15, 1998.


                              PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

                              Dated:  ____________________, 1998

                              Number of Shares:_____


                              ----------------------------------------------
                              PRINT NAME OF SHAREHOLDER


                              ----------------------------------------------
                              SIGNATURE OF SHAREHOLDER


                              ----------------------------------------------
                              PRINT NAME OF SHAREHOLDER


                              ----------------------------------------------
                              SIGNATURE OF SHAREHOLDER

                              PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE ENVELOPE IN WHICH THIS CARD WAS ENTITLED. WHEN SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.